SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 15,2003


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                         000-26172                  58-1897792
-------------                         ---------                  ----------
(State or other                      (Commission                (IRS Employer
jurisdiction                           File No.)             Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------

                  The Certificateholders Statement for the month of July 2003 was distributed to the Series 2000-2 Certificateholders on August 15,2003.

                  The Certificateholders Statement for the month of July 2003 was distributed to the Series 2002-1 Certificateholders on August 15,2003.

                  The Certificateholders Statement for the month of July 2003 was distributed to the Series 2003-2 Certificateholders on August 15,2003.

Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
Exhibit 99:

         99.1 Series 2000-2 Certificateholders Statement for the month of July 2003.

         99.2 Series 2002-1 Certificateholders Statement for the month of July 2003.

         99.3 Series 2003-2 Certificateholders Statement for the month of July 2003.








                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CIRCUIT CITY CREDIT CARD
                                        MASTER TRUST


                                        By:         FIRST NORTH AMERICAN
                                                    NATIONAL BANK, as
                                                    Servicer




                                        By:         /s/Philip J. Dunn
                                                    Philip J. Dunn
                                                    Vice President





Date:  August 15,2003



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST









                                INDEX TO EXHIBITS




        Exhibit
        Number                          Exhibit


         99.1 Series 2000-2 Certificateholders Statement for the month of July 2003.

         99.2 Series 2002-1 Certificateholders Statement for the month of July 2003.

         99.3 Series 2003-2 Certificateholders Statement for the month of July 2003.